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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      Date of Report: September 13, 2000
               Date of Earliest Event Reported: August 18, 2000

                             LIBERTY DIGITAL, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                0-22815                             84-1380293
        (Commission File Number)       (I.R.S. Employer Identification No.)


                           12312 West Olympic Blvd.
                            Los Angeles, CA 90064
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (310) 979-5000
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Item 5.  Other Events

         On August 18, 2000, Liberty Digital, Inc. ("Liberty Digital") entered into a letter of intent to acquire from Sony Pictures Entertainment Inc. a fifty percent interest in The Game Show Network, L.P. Consummation of the transaction is subject to the execution of definitive agreements and customary conditions to closing. A copy of the letter of intent and the memorandum of terms regarding the proposed transaction is being filed herewith as Exhibit 5.1 and a copy of Liberty Digital's press release with respect to the transaction is being filed herewith as Exhibit 99.1. The letter of intent, memorandum of terms and press release are hereby incorporated by reference into this Item 5, and the foregoing description of such documents is qualified in its entirety by reference to such exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibits are being filed with this current report on Form 8-K:


Exhibit No.          Description
----------           -----------

5.1 Letter of intent and memorandum of terms, dated as of August 18, 2000.

99.1                 Press Release, dated August 21, 2000.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2000

                              LIBERTY DIGITAL, INC.


                              By: /s/ Lee Masters
                                  ______________________________________________
                                  Name:  Lee Masters
                                  Title: Chief Executive Officer and President

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